T. Rowe Price Total Return Fund

Supplement to Prospectus Dated October 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2021, Anna Dreyer will join Christopher P. Brown, Jr. as co-portfolio manager and Cochair of the fund’s Investment Advisory Committee. Ms. Dreyer joined T. Rowe Price in 2008.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2021, Anna Dreyer will join Christopher P. Brown, Jr. as co-portfolio manager and Cochair of the fund’s Investment Advisory Committee. Ms. Dreyer joined T. Rowe Price in 2008 and her investment experience dates from that time. During the past five years, Ms. Dreyer served, and continues to serve, as head of Risk and Portfolio Construction Research in the firm’s Fixed Income Division (beginning January 2019) and prior to that, as portfolio manager of the firm’s Managed Volatility Investment strategies and as an associate director of research within the Multi-Asset Division.

The date of this supplement is December 10, 2020.

F228-041 12/10/20